Exhibit 99.1

                       Dolby Laboratories Reports FY 2006
        First Quarter Results; First Quarter Revenue Reaches $91 Million

    SAN FRANCISCO--(BUSINESS WIRE)--Jan. 26, 2006--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the first quarter of fiscal year 2006.
    For the first quarter, Dolby reported total revenue of $91.0 million, compared to $84.3 million for the first quarter of fiscal 2005, an increase of 8 percent. First quarter net income was $17.3 million, or $0.16 per diluted share, compared to $10.4 million, or $0.11 per diluted share, for the first quarter of fiscal 2005.
    Per-share calculations are based on 110.2 million diluted shares in the first quarter of fiscal 2006 compared with 97.8 million diluted shares in the comparable year-ago quarter. The increase in shares is principally attributable to the shares sold by the Company in its February 2005 initial public offering (IPO).
    Net income for the first quarter 2006 includes a $6.4 million charge for the funding and installation of digital cinema equipment related to the release of Walt Disney's Chicken Little in digital 3D, of which $5.7 million is reflected in Cost of Products Sales and $0.7 million is reflected in Cost of Production Services.
    In connection with the Company's IPO, Ray Dolby contributed to the Company all of his intellectual property rights related to the Company's business, which he had previously licensed to the Company in exchange for royalty payments. As a result of the contribution, the Company's royalty payments to Ray Dolby terminated in February 2005. Consequently, net income for the first quarter of fiscal 2006 did not include any royalty payments to Ray Dolby, while the first quarter of fiscal 2005 included $6.5 million of royalty payments to Ray Dolby, net of taxes. Pro forma net income, which excludes royalty payments to Ray Dolby, was $17.3 million, or $0.16 per diluted share, for the first quarter of fiscal 2006, compared to $16.9 million, or $0.17 per diluted share, for the first quarter of fiscal 2005.
    Net income for the first quarter of fiscal 2006 also included stock-based compensation charges of $5.1 million compared to $2.9 million in the first quarter of fiscal 2005.
    "I am very pleased with Dolby's performance this quarter, as our strategy to leverage our technology, brand and strong industry position into new markets is paying off," said Bill Jasper, President and Chief Executive Officer, Dolby Laboratories.

    Guidance

    For fiscal 2006, revenue is currently expected to be between $335 million and $360 million. Net income is expected to be between $53 million and $65 million. Earnings per diluted share are expected to be in the range of $0.47 to $0.58. Fiscal 2006 diluted number of shares is expected to be between 112 million and 113 million. While under FAS 123R stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby currently expects stock-based compensation expense for the full year to be between $19 million and $21 million.

    Pro Forma Information

    Prior to the Company's IPO, Ray Dolby retained ownership of the intellectual property he created related to the Company's business and licensed those rights to the Company in exchange for royalty payments. In connection with the Company's IPO, Ray Dolby contributed to the Company all of these intellectual property rights. The pro forma financial information included in this release gives effect to the asset contribution as though such transactions had been completed prior to the first quarter of fiscal 2005. Specifically, the Company provides net income and EPS excluding royalties paid to Ray Dolby. The Company believes these are important metrics as they represent profitability exclusive of the charges that have now been eliminated. The Company uses these metrics internally to measure its performance and believes these metrics may be meaningful for investors in analyzing the Company's results of operations. A reconciliation of the Company's actual results to these additional metrics is included in this release.

    The Company's Conference Call Information

    Today, beginning at 1:30 p.m. Pacific Standard Time, Bill Jasper, President and Chief Executive Officer, Marty Jaffe, Executive Vice President, Business Affairs, and Kevin Yeaman, Chief Financial Officer, will lead a conference call open to all interested parties to discuss the quarterly results and answer analysts' and portfolio managers' questions.
    Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 800-565-5442. International callers can access the conference call at 913-312-1298.
    A replay of the call will be available beginning at 4:30 p.m. PST on January 26, 2006 until 5 p.m. PST on February 3, 2006 at 888-203-1112 (international callers can access the replay by dialing 719-457-0820) and entering confirmation code 9223734. An archived version of the teleconference will also be available on Dolby Laboratories' website, www.dolby.com.

    Forward-Looking Statements

    Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, net income, diluted number of shares, earnings per diluted share, and stock-based compensation for the fiscal year ending September 29, 2006 and Dolby's strategy and expectations regarding expansion into new markets and consumer technologies and the benefits that may be derived therefrom are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in DVD markets; pricing pressures; the development of the markets for PCs, broadcast, gaming, automotive, and AAC-based music device products that incorporate Dolby's technologies; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and Dolby's ability to successfully penetrate this market; and other risks detailed in Dolby's Securities and Exchange Commission filings and reports, including the risks identified under the section captioned "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and filed with the SEC on December 20, 2005. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

    About Dolby Laboratories

    Dolby Laboratories (NYSE:DLB) develops and delivers products and technologies that make the entertainment experience more realistic and immersive. For four decades, Dolby has been at the forefront of defining high-quality audio and surround sound in cinema, broadcast, home audio systems, cars, DVDs, headphones, games, televisions, and personal computers. Based in San Francisco with European headquarters in England, the Company has entertainment industry liaison offices in New York and Los Angeles, and licensing liaison offices in London, Shanghai, Beijing, Hong Kong and Tokyo. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

    Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. S05/16836 DLB-F



                       DOLBY LABORATORIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                           Fiscal Quarter Ended
                                   -----------------------------------
                                   December 31, 2004 December 30, 2005
                                   ----------------- -----------------
                                               (unaudited)
                                        (in thousands, except per
                                              share amounts)
Revenue:
    Licensing                      $         62,191  $         68,982
    Product sales                            16,487            16,004
    Production services                       5,585             6,039
----------------------------------------------------------------------
        Total revenue                        84,263            91,025

Cost of revenue:
    Cost of licensing                        16,149             6,601
    Cost of product sales (1)                 8,812            12,681
    Cost of production services (1)           2,015             2,889
----------------------------------------------------------------------
        Total cost of revenue                26,976            22,171
Gross margin                                 57,287            68,854
Operating expenses:
    Selling, general and
     administrative (1)                      32,857            36,537
    Research and development (1)              8,289             7,942
    Settlements                              (2,000)                -
----------------------------------------------------------------------
        Total operating expenses             39,146            44,479
----------------------------------------------------------------------
Operating income                             18,141            24,375
Other income, net                               287             3,699
----------------------------------------------------------------------
Income before provision for income
 taxes and controlling interest              18,428            28,074
Provision for income taxes                    7,743            10,486
----------------------------------------------------------------------
Income before controlling interest           10,685            17,588
Controlling interest in net income             (308)             (319)
----------------------------------------------------------------------
Net income                         $         10,377  $         17,269
======================================================================

Basic net income per share         $           0.12  $           0.17
Diluted net income per share       $           0.11  $           0.16
----------------------------------------------------------------------
Shares used in the calculation of
 basic net income per share                  86,788           104,295
Shares used in the calculation of
 diluted net income per share                97,819           110,190
----------------------------------------------------------------------

(1) Stock-based compensation
    included in net income above
    was classified as follows:

    Cost of product sales          $             54  $            202
    Cost of production services                  26               130
    Selling, general and
     administrative                           2,187             4,104
    Research and development                    681               673
----------------------------------------------------------------------
        Total stock-based
         compensation              $          2,948  $          5,109
======================================================================

                       DOLBY LABORATORIES, INC.
                      CONSOLIDATED BALANCE SHEETS

                                 September 30, 2005 December 30, 2005
                                 ------------------ ------------------
                                                       (unaudited)

                                             (in thousands)
             ASSETS

Current assets:
    Cash and cash equivalents    $         372,403  $         404,502
    Restricted cash                            205                185
    Accounts receivable, net                25,221             30,381
    Inventories                             11,722             10,409
    Income tax receivable                    8,021              1,244
    Deferred income taxes                   31,183             33,238
    Prepaid expenses and other
     current assets                          5,433              3,336
----------------------------------------------------------------------
        Total current assets               454,188            483,295

Property, plant and equipment,
 net                                        76,462             75,258
Intangible assets, net                      17,184             16,576
Goodwill                                    23,865             23,245
Long-term deferred income taxes              6,781              7,282
Other assets                                 7,797              8,115
----------------------------------------------------------------------
        Total assets             $         586,277  $         613,771
======================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued
     liabilities                 $          65,126  $          65,487
    Income taxes payable                     3,054              1,579
    Current portion of debt                  1,346              1,352
    Deferred revenue                         3,268              5,121
----------------------------------------------------------------------
        Total current liabilities           72,794             73,539

Long-term debt                              12,124             11,679
Other non-current liabilities               21,956             22,390
----------------------------------------------------------------------
        Total liabilities                  106,874            107,608

Controlling interest                        18,264             18,144
Stockholders' equity:
    Class A common stock                        33                 34
    Class B common stock                        71                 71
    Additional paid-in capital             308,354            293,174
    Deferred stock-based
     compensation                          (26,422)                 -
    Retained earnings                      177,369            194,638
    Accumulated other
     comprehensive income                    1,734                102
----------------------------------------------------------------------
        Total stockholders'
         equity                            461,139            488,019
----------------------------------------------------------------------
        Total liabilities and
         stockholders' equity    $         586,277  $         613,771
======================================================================


                       DOLBY LABORATORIES, INC.
      RECONCILIATION OF PRO FORMA NET INCOME TO ACTUAL NET INCOME

                                           Fiscal Quarter Ended
----------------------------------------------------------------------

                                   December 31, 2004 December 30, 2005
                                   ----------------- -----------------
                                               (unaudited)
                                         (in thousands, except per
                                              share amounts)

Net income                         $         10,377  $         17,269
Add:
    Royalties payable to Ray Dolby
     (net of taxes)                           6,536                 -
----------------------------------------------------------------------
Pro forma net income               $         16,913  $         17,269
======================================================================

Basic shares outstanding                     86,788           104,295
Diluted shares outstanding                   97,819           110,190
----------------------------------------------------------------------

Basic net income per share         $           0.12  $           0.17
Diluted net income per share       $           0.11  $           0.16
----------------------------------------------------------------------

Basic pro forma net income per
 share                             $           0.19  $           0.17
Diluted pro forma net income per
 share                             $           0.17  $           0.16
----------------------------------------------------------------------




    CONTACT: Dolby Laboratories, Inc.
             Alex Hughes, 415-645-4572 (Investors)
             investor@dolby.com
             Paula Dunn, 415-645-5000 (Media)
             news@dolby.com